Exhibit 10.27

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement, dated as of February 4, 2008 (this “Agreement”), is entered into by and among PureDepth, Inc., a Delaware corporation, with its headquarters located at 255 Shoreline Drive, Suite 610, Redwood City, CA, (the “Company”) and K One W One Limited, (the “Purchaser”).

RECITALS

WHEREAS, the Company needs financing in order to continue its operations, while it seeks to obtain additional financing and/or explores strategic alternatives, for working capital and general corporate purposes; and

WHEREAS, the Company has requested that the Purchaser provide such financing and, the Purchaser has agreed to provide such support through the making of a loan to the Company, on the terms and subject to the conditions set forth herein, which loan will be evidenced by one or more convertible promissory notes (individually, a “Note,” and collectively, the “Notes”) issued by the Company to the Purchaser.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    The Note(s).

(a)    Issuance of Note(s).  In reliance upon the representations, warranties and covenants of the parties set forth herein, the Company agrees to issue, sell and deliver to the Purchaser, and the Purchaser agrees to purchase from the Company, one or more Notes in an aggregate principal amount of up to US$3,000,000.  The purchase price for the Note(s) shall be payable in immediately available funds.

(b)    Terms of the Note(s).  The terms and conditions of the Note(s) are set forth in the form of Note attached as Exhibit B hereto.  Capitalized terms not otherwise defined herein shall have the meaning set forth in Exhibit B attached hereto.

2.    Warrant.

(a)    Issuance of Warrant.  Company agrees to issue to Purchaser, a Warrant to purchase that number of investment instruments of the Company issued in a Qualified Financing, (as defined in the form of Note attached hereto as Exhibit B), in an amount equal to (i) the aggregate principal amount of the Note(s) multiplied by the Warrant Coverage (as defined in the Warrant attached hereto as Exhibit C), divided by (ii) the Instrument Price (as defined in the Warrant attached hereto as Exhibit C.

(b)    Terms of Warrant.  The terms and conditions of the Warrant are set forth in the form of Warrant attached hereto as Exhibit C.

3.    Closing; Deliverables; Additional Funding.

(a)    Closing.  The closing of the purchase and sale hereunder of an initial Note in an aggregate original principal amount of $1,000,000 (the “Initial Note”) and the Warrant (the “Initial Closing”) shall take place at the offices of DLA Piper US LLP, counsel to the Company (“DLA”), 2000 University Avenue, East Palo Alto, CA 94303-2248 at 1:00 p.m. on February 4, 2008, or at such time and place as the Company and the Purchaser may agree (the “Initial Closing Date”).

(b)    Initial Closing Deliverables.  Subject to the terms of this Agreement, at the Initial Closing, the Company will deliver to the Purchaser the Initial Note and the Warrant in Purchaser’s name representing the Initial Note and the Warrant purchased by the Purchaser, and Purchaser will deliver to the Company by check or wire transfer payment for the Initial Note and the Warrant in an amount of US$1,000,000 (less any amounts funded to the Company by Purchaser within the 30 days immediately preceding the Initial Closing, including, without limitation, the funding of $100,000 wired to the Company on January 31, 2008).

(c)    Additional Funding.

(i)           Closing of Qualified Financing.   In the event that the Company receives proceeds from a Qualified Financing (as defined below) on or before the date that is 45 days after the Initial Closing (the “Additional Funding Date”), on the Additional Funding Date the Purchaser agrees to invest in such Qualified Financing an amount of $2,000,000 on the earlier of the last date for closings under such Qualified Financing or the Additional Funding Date and on the same terms as the other investors in such Qualified Financing.

(ii)           No Closing of Qualified Financing.  In the event that the Company has not received proceeds from a Qualified Financing on or before the Additional Funding Date, on or after the Additional Funding Date the Purchaser, at its sole discretion, may:

(A)    Purchase an additional Note in an aggregate original principal amount of $2,000,000, in which case the Company will deliver to the Purchaser such additional Note representing the $2,000,000 in Purchaser’s name, and Purchaser will deliver to the Company by check or wire transfer payment for such in an amount of $2,000,000;

(B)    Purchase an additional Note in an aggregate original principal amount less than $2,000,000 (but no less than $500,000), in which case the Company will deliver to the Purchaser such additional Note representing the amount purchased by Purchaser, in Purchaser’s name, and Purchaser will deliver to the Company by check or wire transfer payment for such amount;

(C)    Purchase no further Notes, in which case the Purchaser shall, after receipt from the Company of three (3) days prior written notice confirming that no such additional funding is to be provided by the Purchaser to the Company, release all security evidenced by the NZ Security Documents and the Security Agreement (as each such capitalized term is defined in the form of Note attached hereto as Exhibit B), without prejudice to Section 5 of the Security Agreement;

(d)    For purposes hereof and in the Note(s), “Qualified Financing” shall mean the Company’s first financing transaction after the Initial Closing in which the Company issues investment instruments of the Company and receives gross proceeds of at least $3,000,000 for application to several corporate purposes from an investor or investors (not including proceeds from the conversion of the Note(s)); and provided that if the proposed investment instruments offered in such financing transaction are other than capital stock or other equity instruments (such as convertible debentures or other debt instruments), the financing transaction shall require the written consent of Purchaser to be considered a Qualified Financing for purposes of this Agreement.  For the avoidance of doubt, an investment instrument will not be deemed to be an equity instrument for the purposes of the preceding sentence if such investment instrument is, by its terms, convertible into or exchangeable for any type of debt instrument, whether at the option of the Company or the holder thereof.

4.    Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser that the statements contained in the following paragraphs of this Section 4 are all true and correct as of the Initial Closing Date and as of each date (each, a "Subsequent Closing Date") on which any Note other than the Initial Note (each, a "Subsequent Note") is issued to the Purchaser hereunder (provided that the statements contained in the following paragraphs of this Section 4 shall, in respect of any Subsequent Closing Date, be read with such contextual modifications as are necessary to reflect that this Agreement is executed, and the Warrant is issued, only on the Initial Closing Date and that the "Note" shall mean the Initial Note and any relevant "Subsequent Note"):

(a)    Organization and Standing: Certificate and Bylaws.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

(b)    Corporate Power.  The Company has all requisite legal and corporate power to enter into, execute and deliver this Agreement, the Note and the Warrant.  This Agreement, and upon this issuance, the Note and Warrant, will be, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights, and as limited by general principles of equity that restrict the availability of equitable remedies.

(c)    Authorization.  All corporate and legal action on the part of the Company, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Note and the Warrant, the sale and issuance of the Note and the Warrant and the performance of the Company’s obligations hereunder, under the Note and under the Warrant, have been taken.

(d)    Government Consent, Etc.  No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or provincial or other governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Note, the Warrant, other than, if required, filings or qualifications under the California Corporate Securities Law of 1968, as amended (the “California Law”), or other applicable blue sky laws, which filings or qualifications, if required, will be timely filed or obtained by the Company.

(e)    Litigation.  Except as set forth on Exhibit A, there is no action, suit, proceeding or arbitration (“Action”) pending, and there is no Action, claim or investigation currently threatened, against the Company, its activities, properties or assets, or against any officer, director or employee of the Company in connection with such officer’s, director’s or employee’s relationship with or actions taken on behalf of the Company.  The Company is not a party to or subject to the provisions of any material order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality and there is no Action or claim by the Company currently pending or which the Company intends to initiate.

(f)    Disclosure.  The Company has fully provided the Purchaser with all information which the Purchaser has requested for deciding whether to purchase the Note and all information which the Company believes is reasonably necessary to enable the Purchaser to make such a decision.  Neither this Agreement nor any other statement or certificate made or delivered in connection with the Agreement and the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary not to make the statements herein untrue or misleading.

5.    Representations and Warranties by the Purchaser.  The Purchaser represents and warrants to the Company as follows as of the Closing Date and as of each Subsequent Closing Date (provided that the statements contained in the following paragraphs of this Section 5 shall be read with such contextual modifications as are necessary to reflect that this Agreement is executed, and the Warrant is issued, only on the Initial Closing Date and the "Note" shall mean the Initial Note and any relevant "Subsequent Note"):

(a)    During the negotiation of the transactions contemplated herein, the Purchaser and its representatives have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company, and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company’s officers, employees, agents, accountants and representatives concerning the Company’s business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investment contemplated herein.  Notwithstanding the foregoing, such due diligence investigation shall not limit the representations and warranties made by the Company in Section 5 hereof.

(b)    The Purchaser and its representatives have been solely responsible for the Purchaser’s own “due diligence” investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment; in taking any action or performing any role relative to the arranging of the proposed investment, the Purchaser has acted solely in its own interest, and neither the Purchaser nor any of its representatives has acted as an agent of the Company.

(c)    The Purchaser has the full right, power and authority to enter into and perform the Purchaser’s obligations under this Agreement, and this Agreement constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, usury or other laws of general application relating to or affecting enforcement of creditors rights and rules or laws concerning equitable remedies.

(d)    Investment Representations.  Purchaser (i) is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act or has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Purchaser’s prospective investment in the Securities; (ii) has the ability to bear the economic risks of such Purchaser’s prospective investment, including a complete loss of Purchaser’s investment in the Securities; and (iii) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

(e)    The Note(s) and Warrant (collectively the “Securities”) will be acquired for the Purchaser’s own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the California Law.

(f)    The Purchaser understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, that the Company has no present intention of registering the Securities, that the Securities must be held by the Purchaser indefinitely, and that the Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.  The Purchaser further understands that the Securities have not been qualified under the California Law by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Purchaser’s investment intent expressed above.

(g)    Purchaser understands that the Company does not have a registration statement covering the Securities (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Securities) under the Securities Act and therefore the Purchaser may be required to hold the Securities for an indeterminate period.  Purchaser also understands that any sale of the Securities that might be made by such Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

6.    Miscellaneous.

(a)    Waivers and Amendments.  Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and Purchaser.

(b)    Governing Law.  This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

(c)    Entire Agreement.  This Agreement together with the exhibits attached hereto constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(d)    Notices, etc.  All notices and other communications required or permitted hereunder shall be in writing and shall be sent via facsimile, overnight courier service or mailed by certified or registered mail, postage prepaid, return receipt requested, addressed or sent (a) if to the Purchaser, at the address or facsimile number of the Purchaser set forth below such party’s signature below, or at such other address or number as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the address written above, or at such other address or number as the Company shall have furnished to the Purchaser in writing.

(e)    Validity.  If any provision of this Agreement, the Note(s) or the Warrant shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(f)    Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

PURCHASER:	COMPANY:

K One W One Limited	PureDepth, Inc.
By: _______________________________________	By:___________________________________
Name:_____________________________________	Name:_________________________________
Title:______________________________________	Title:__________________________________
Address:___________________________________

SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT

 EXHIBIT A

SCHEDULE OF EXCEPTIONS

This Schedule of Exceptions and the information and disclosures contained herein are intended only to qualify and limit the representations, warranties and covenants of the Company contained in the Agreement, and shall not be deemed to expand in any way the scope or effect of any of such representations, warranties or covenants.  The section numbers in this Schedule correspond to the section numbers in the Agreement.  Disclosure of any information or document herein is not a statement or admission that it is material or required to be disclosed herein.  Capitalized terms used but not defined herein shall have the same meanings given them in the Agreement.

Section 4 (e).A former employee of the Company, filed an action with the California Labor Commission, claiming penalties pursuant to Labor Code Section 203 for one (1) work day at the rate of $458.31 per day, claiming that Plaintiff was discharged on July 16, 2007, pursuant to Labor Code Section 201, but the payment for the 1 day was not received until November 6, 2007.  Total claimed to be determined.   A hearing is scheduled for March 2008.

EXHIBIT B

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

CONVERTIBLE PROMISSORY NOTE

US$[____].00	___________, 2008
Redwood City, California

FOR VALUE RECEIVED, PureDepth, Inc., a Delaware corporation, (the “Company”), promises to pay to K One W One Limited (the “Holder”), or its registered assigns, the principal sum of US$____________, or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest on the unpaid principal balance at a rate equal to eight percent (8%) per annum.  Interest shall begin to accrue on October 4, 2008.  The interest rate shall be computed on the basis of the actual number of days elapsed and a year of 365 days.  All unpaid principal, together with the balance of unpaid and accrued interest and other amounts payable hereunder, if not converted pursuant to Section 4(a) below, or converted into Common Stock of the Company pursuant to Section 4(c) below prior to or on February 4, 2009 (the “Maturity Date”), shall be payable in cash on the Maturity Date.  This Note is issued pursuant to that Convertible Note Purchase Agreement dated February 4, 2008 (the “Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.    Definitions.  As used in this Note, the following capitalized terms have the following meanings:

(a)    “Instruments” means the class or series of investment instruments of the Company sold in the Qualified Financing (as defined below).

(b)    “Qualified Financing” shall have the definition set forth in the Agreement.

2.    Prepayment.  This Note may be prepaid in cash, in whole or in part, at any time by the Company with the prior written consent of Holder.  Any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

3.    Security.  The Obligations due under the Note are secured by (a) a security agreement dated as of the date of the Agreement, and executed by Company (the “Security Agreement”),  (b) a general security agreement dated as of the date of the Agreement, executed by PureDepth Limited ("PDL"), the Company's directly wholly-owned subsidiary (the “PDL General Security Agreement”), (c) a general security agreement dated as of the date of the Agreement, executed by PureDepth Incorporated Limited ("PDIL"), the Company's indirectly wholly-owned subsidiary (the "PDIL General Security Agreement"), and (d) a deed of guarantee and indemnity dated as of the date of the Agreement, executed by PDL and PDIL (the “Deed of Guarantee" and, together with the PDL General Security Agreement and the PDIL General Security Agreement, the "NZ Security Documents”), each in favor, and for the benefit, of the Holder of this Note.  Additional rights of the Holder are set forth in the Security Agreement and the NZ Security Documents.

4.    Conversion.

(a)    Conversion upon Qualified Financing.  Upon a closing (the “Closing”) of a Qualified Financing, all of the principal and accrued interest then outstanding on the Note automatically shall be converted into Instruments at the Closing of the Qualified Financing. The price per investment instrument for the conversion shall be an amount equal to ninety-five percent (95%) of the price per share of the Instruments sold in the Qualified Financing (the “Conversion Price upon Qualified Financing”).

(b)    Notice Regarding Qualified Financing; Definitive Agreements.  Written notice shall be delivered to the Holder of this Note notifying the Holder of the terms and conditions of the Qualified Financing, the Conversion Price upon Qualified Financing, the principal and accrued interest then outstanding on the Note, the date on which any such conversion will occur and calling upon such Holder, to surrender to the Company, in the manner and at the place designated, the Note. Notwithstanding the foregoing, upon the Closing of the Qualified Financing, the principal and accrued interest then outstanding under the Note shall be automatically converted into Instruments issued pursuant to the Qualified Financing without any action by the Holder.  Notwithstanding the foregoing, the Company shall have no obligation to issue the Instruments to be issued upon such automatic conversion until and unless the Holder has executed and delivered to the Company the agreements prepared in connection with the Qualified Financing, which such condition may be waived by the Company in its sole discretion.

(c)    Conversion on Maturity Date.  On the Maturity Date, all of the principal and accrued interest then outstanding on the Note automatically shall be immediately due and payable in cash, provided that, at Holder’s sole option, all of the principal and accrued interest then outstanding on the Note may be converted into Common Stock of the Company.  The price per share of Common Stock for any such conversion shall be equal to an amount equal to  ninety-five percent (95%) of the lower of (i) the average of the daily VWAP (the volume-weighted average price) of the Company’s Common Stock over a period of ten (10)  trading days prior to the signing of the Agreement, as quoted on the OTCBB, or (ii) the average of the daily VWAP (the volume-weighted average price) of the Company’s Common Stock over a period of ten (10) trading days prior to the Maturity Date, as quoted on the OTCBB (the “Conversion Price upon Maturity Date”).

(d)    Notice Regarding Maturity Date; Definitive Agreements.  In the event that Holder elects to convert the principal and accrued interest then outstanding under the Note pursuant to Section 4(c) above, written notice shall be delivered to the Company prior to the Maturity Date notifying the Company of such election, and the Company shall provide Holder a written notice on the Maturity Date providing the terms of conversion of the Note, including without limitation the Conversion Price upon Maturity Date, the principal and accrued interest then outstanding on the Note, and notice to surrender to the Company, in the manner and at the place designated, the Note. Notwithstanding the foregoing, the Company shall have no obligation to issue the Common Stock to be issued upon such conversion until and unless the Holder has executed and delivered to the Company the agreements prepared in connection with the conversion, including delivery of the Note (all of which agreements shall be reasonably acceptable in form and substance to Holder), which such condition may be waived by the Company in its sole discretion.

(e)    Mechanics and Effect of Conversion.  Upon the conversion of all of the principal and accrued interest outstanding under this Note pursuant to Section 4(a) or 4(c) above, in lieu of the Company issuing any fractional Instruments or fractional shares of Common Stock to the Holder, the Company shall pay to the Holder the amount of outstanding principal that is not so converted.  Upon full conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note.

5.    Successors and Assigns.  Subject to the restrictions on transfer described in Section 7 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

6.    Waiver and Amendment.  Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.  Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Company, the Holder and each transferee of a Note.

7.    Transfer of this Note.  This Note may not be transferred in violation of any restrictive legend set forth hereon.  Each new Note issued upon transfer of this Note shall bear such a restrictive legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

8.    Assignment by Company.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Holder.

9.    Treatment of Note.  To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

10.    Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the records maintained  by the Company.  Any party hereto may by notice so given change its address for future notice hereunder.  Notice shall conclusively be deemed to have been given when received.

11.    Payment.  Payment shall be made in lawful tender of the United States.

12.    Expenses; Waivers.  If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action.  The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

13.    Governing Law.  This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

PUREDEPTH, INC.
By:_______________________________
Name:_____________________________
Its:_______________________________

AGREED AND ACKNOWLEDGED:

“HOLDER”

K One W One Limited

_________________________________

By:______________________________
Name:____________________________
Its:______________________________

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

EXHIBIT C

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WARRANT TO PURCHASE INVESTMENT INSTRUMENTS
of
PUREDEPTH, INC.

(void after February 4, 2011)

1.    Number of Instruments Subject to Warrant.  FOR VALUE RECEIVED, on and after the Commencement Date (as defined below), and subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from PureDepth, Inc., a Delaware corporation (the “Company”), at any time before termination of this Warrant pursuant to Section 7 below, at a price per share equal to the Instrument Price (as defined below), the Instruments (as defined below and subject to adjustments as described below) upon exercise or conversion of this Warrant pursuant to Section 5 hereof.

2.    Definitions.  As used in this Warrant, the following terms shall have the definitions ascribed to them below:

(a)    “Commencement Date” shall mean the first closing of the Qualified Financing (as defined in the Note).

(b)    “Holder” shall mean K One W One Limited or its assigns.

(c)    “Note(s)” shall mean the Convertible Promissory Note or Notes issued by the Company to Holder pursuant to the Note Purchase Agreement. .

(d)    “Note Purchase Agreement” shall mean the Convertible Note Purchase Agreement entered into between Holder and the Company on February 4, 2008.

(e)    “Securities” shall mean the series of investment instruments of the Company sold in the Qualified Financing (as defined in the Note Purchase Agreement).

(f)    “Warrant Coverage” shall mean ten percent (10%).

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(g)    “Instrument Price” shall be equal to the Conversion Price upon a Qualified Financing (as defined in the Note Purchase Agreement), of each Instrument (as defined below) issued in the Qualified Financing (as defined in the Note Purchase Agreement), subject to adjustment as described in Section 3 below.  The Instrument Price is determined solely for purposes of this Warrant and shall not be deemed to be the fair market value of the Instruments.

(h)    “Instruments” shall mean the Securities purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant.  The total number of instruments to be issued upon exercise of the Warrant, subject to adjustment as described in Section 3 below, shall be an amount equal to (i) the aggregate principal amount of the Note(s) multiplied by the Warrant Coverage, divided by (ii) the Instrument Price.

3.    Adjustments and Notices.  The Instrument Price shall be subject to adjustment from time to time in accordance with the following provisions:

(a)    Subdivision, Stock Dividends or Combinations.  In case the Company shall at any time subdivide the outstanding Securities or shall issue a stock dividend with respect to the Securities, the Instrument Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding Securities, the Instrument Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b)    Reclassification, Exchange, Substitution, In-Kind Distribution.  Upon any reclassifications, exchange, substitution, or other event that results in a change of the number and/or class of the Securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than Securities, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Securities if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend.  The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property.  The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Instrument Price and to the number of securities or property issuable upon exercise of the new Warrant.  The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c)    No Impairment.  The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Section 3 against impairment.  If the Company takes any action affecting the Securities other than as described above that adversely affects Holder’s rights under this Warrant, the Instrument Price shall be adjusted downward.

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(d)    Notice.  Upon any adjustment of the Instrument Price and any increase or decrease in the number of the Instruments purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Instrument Price as adjusted and the increased or decreased number of Instruments purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each.

(e)    Fractional Interests.  No fractional Instruments shall be issuable upon exercise or conversion of the Warrant and the number of Instruments to be issued shall be rounded down to the nearest whole instrument.  If a fractional Securities interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full Instrument.

4.    No Shareholder Rights.  This Warrant, by itself, as distinguished from any Instruments purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

5.    Exercise of Warrant.

(a)    Exercise of Warrant for Instruments in the Qualified Financing.  This Warrant may be exercised in whole or part by the Holder, at any time after the Commencement Date and prior to the termination of this Warrant, for Instruments sold in the Qualified Financing, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the aggregate Instrument Price in cash or by check with respect to the Instruments being purchased.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Instruments issuable upon such exercise shall be treated for all purposes as Holder of such Instruments as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates or other instruments for the number of full Instruments issuable upon such exercise.  If the Warrant shall be exercised for less than the total full number of Instruments then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Instruments purchasable hereunder upon the same terms and conditions set forth herein.

(b)    Conversion.  In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Instruments by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant.  The number of Instruments to be issued to Holder upon such conversion shall be computed using the following formula:

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X = (P)(Y)(A-B)/A

whereX =	the number of Instruments to be issued to the Holder for the portion of the Warrant being converted.

P = the portion of the Warrant being converted expressed as a decimal fraction.

Y = the total number of Instruments issuable upon exercise of the Warrant in full.

A = the fair market value of an Instrument, determined as provided below.

B = the Instrument Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled.  This Warrant or any portion hereof which the Holder elects to convert pursuant to this subsection shall be deemed to have been converted immediately prior to the close of business on the date of the Company’s receipt of the Notice of Conversion, or such later date as is specified therein, and the person entitled to receive the Instruments issuable upon such conversion shall be treated for all purposes as holder of such Instruments of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Instruments issuable upon such conversion.  If the Warrant shall be converted for less than the total number of Instruments then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Instruments purchasable hereunder upon the same terms and conditions set forth herein.

For purposes of the foregoing, (a) if the Company’s common stock is traded in a public market (including The OTC Bulletin Board), the fair market value of Instruments, that are represented by Common Stock of the Company, if any, shall be the closing price per share for the Company’s common stock reported for the trading day immediately before the date on which the Company receives the Notice of Conversion, and (b) if the Company’s common stock is not traded in a public market, the Board of Directors of the Company shall determine, in its reasonable good faith judgment, the fair market value of the Instruments, that are represented by Common Stock of the Company, if any, on the date of the Company’s receipt of a written request by Holder and shall deliver such determination to Holder within five (5) business days of such request.

6.    Transfer of Warrant.  This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that (i) the transferor provides, at the Company’s request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act of 1933, as amended and the securities law applicable with respect to any other applicable jurisdiction, and (ii) the Company, in its sole discretion, consents to such assignment or transfer.  Notwithstanding the foregoing, this Warrant may be transferred by Purchaser if it is a partnership to a limited or general partner of such partnership if (i) the transferee agrees in writing to be subject to the terms of this Warrant; and (ii) the Purchaser delivers written notice of such transfer to the Company.

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7.    Termination.  This Warrant shall terminate on the first to occur of (i) 5:00 p.m. California time on February 4, 2011, or (ii) immediately prior to the closing of the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in (x) the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or (y) the holders of a majority of the Company’s outstanding voting stock holding less than a majority of the voting stock of the surviving corporation.

8.    Miscellaneous.  This Warrant shall be governed by the laws of the State of California, as such laws are applied to contracts to be entered into and performed entirely in California.  The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.  Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant.  All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

ISSUED:  February 4, 2008
PUREDEPTH, INC.

By:______________________________

Name:____________________________

Title:_____________________________

AGREED AND ACKNOWLEDGED:

K One W One Limited

By:________________________________

Name:______________________________

Title:_______________________________

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Attachment 1

NOTICE OF EXERCISE

TO:   PUREDEPTH, INC.

1.    The undersigned hereby elects to purchase ________ Instruments of PureDepth, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2.    Please issue a certificate or certificates representing said Instruments in the name of the undersigned or in such other name as is specified below:

________________________________________
(Name)

________________________________________
(Address)

_________________________________	_____________________________________
(Date)	(Name of Warrant Holder)

By:__________________________________

Title:_________________________________

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Securities
(as defined below) of
PUREDEPTH, INC.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to PureDepth, Inc. (the “Company”) as follows:

(a)    The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.  By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b)    The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c)    Except for a transfer by the undersigned, in the event the undersigned is a partnership, to a limited or general partner of such partnership, the undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d)    The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.  The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

(e)    The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.  The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market makers” (as provided by Rule 144(f)) and the number of securities being sold during any three-month period not exceeding specified limitations.

Dated:_____________________

________________________________________
(Typed or Printed Name)

By:______________________________________
(Signature)

________________________________________
(Title)

Attachment 3

NOTICE OF CONVERSION

TO:    PUREDEPTH, INC.

1.    The undersigned hereby elects to acquire _______ Instruments of PureDepth, Inc. pursuant to the terms of the attached Warrant, by conversion of _____ percent (%) of the Warrant.

2.    Please issue a certificate or certificates representing said Instruments in the name of the undersigned or in such other name as is specified below:

____________________________________
(Name)

____________________________________
(Address)

Dated:______________________________________

________________________________________
(Typed or Printed Name)

By:______________________________________
(Signature)

________________________________________
(Title)